UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 15, 2011
AVIV REIT, INC.
AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Charter)

Maryland (Aviv REIT, Inc.)	333-173824-103 (Aviv REIT, Inc.)	27-3200673 (Aviv REIT, Inc.)
Delaware (Aviv Healthcare Properties	333-173824 (Aviv Healthcare	35-2249166 (Aviv Healthcare Properties
Limited Partnership)	Properties Limited Partnership)	Limited Partnership)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Madison Street, Suite 2400
Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 855-0930
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 15, 2011, Aviv REIT, Inc. issued a press release announcing financial results for the quarter ended June 30, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit
99.1	Press release dated August 15, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2011	AVIV REIT, INC.

	By: Name:	/s/ Steven J. Insoft Steven J. Insoft
	Title:	Chief Financial Officer

Date: August 15, 2011	AVIV HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

	By:	Aviv REIT, Inc., its general partner

	By: Name:	/s/ Steven J. Insoft Steven J. Insoft
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release dated August 15, 2011